                                                               EXHIBIT 99.(s)(1)


                                POWER OF ATTORNEY


     We, the undersigned officers and Trustees of Eaton Vance Florida Municipal Income Trust, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, James B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, the Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement on Form N-2 filed by Eaton Vance Florida Municipal Income Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.


       SIGNATURE                              TITLE                             DATE
       ---------                              -----                             ----
/s/ Thomas J. Fetter               President and Principal                 December 21, 1998
------------------------------     Executive Officer
Thomas J. Fetter


/s/ James L. O'Connor              Treasurer and Principal Financial       December 21, 1998
------------------------------     and Accounting Officer
James L. O'Connor


                                   Trustee
------------------------------
Jessica M. Bibliowicz


/s/ Donald R. Dwight               Trustee                                 December 21, 1998
------------------------------
Donald R. Dwight


/s/ James B. Hawkes                Trustee                                 December 21, 1998
------------------------------
James B. Hawkes


/s/ Samuel L. Hayes, III           Trustee                                 December 21, 1998
------------------------------
Samuel L. Hayes, III


/s/ Norton H. Reamer               Trustee                                 December 21, 1998
------------------------------
Norton H. Reamer


/s/ Lynn A. Stout                  Trustee                                 December 21, 1998
------------------------------
Lynn A. Stout


/s/ Jack L. Treynor                Trustee                                 December 21, 1998
------------------------------
Jack L. Treynor
